UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2022

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective October 28, 2022, the board of directors (the “Board”) amended and restated the existing Amended and Restated By-Laws (as amended and restated, the “By-Laws”) of GATX Corporation (the “Company”).

The amendments to the By-laws primarily address the universal proxy rules adopted by the United States Securities and Exchange Commission and customary corporate governance practices such as the following changes:

(i).	clarification regarding remote access to shareholder meetings;

(ii).	clarification regarding procedures in the event of an adjournment of a shareholder meeting;

(iii).	clarification of procedures for shareholders to propose business or director nominations at an annual or special meeting of shareholders in accordance with applicable law; and

(iv).	technical, conforming, modernizing and clarifying changes.

The foregoing description is qualified in its entirety by the By-Laws which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

On November 1, 2022, James B. Ream was named as independent chair of the Board of the Company effective November 1, 2022. Mr. Ream succeeds Brian A. Kenney, who retired as the Company’s president and chief executive officer in April 2022 and has served on the Board as non-executive chair for a transitional period ending October 31, 2022. The Board previously announced its intention to separate the Board chair and chief executive officer roles following such transitional period. The press release announcing Mr. Ream’s appointment is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws of GATX Corporation, effective October 28, 2022

99.1	Press release dated November 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

November 1, 2022